UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a - 101)

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a - 6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a - 12

SHUTTLE PHARMACEUTICALS HOLDINGS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a–6(i)(1) and 0–11

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2026

SHUTTLE PHARMACEUTICALS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41488	82-5089826
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Professional Drive, Suite 260

Gaithersburg, MD 20879

(Address of principal executive offices) (Zip Code)

(240) 430-4212

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.00001 per share	SHPH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

Shuttle Pharmaceuticals Holdings, Inc. (the “Company”) is announcing the postponement of its previously announced special meeting of stockholders (the “Special Meeting”) from its currently scheduled date and time on Thursday, September 3, 2026, at 11:00 a.m. Eastern Time, to its new time on September 9, 2026, at 11:00 a.m. Eastern Time (the “Reconvened Special Meeting”). If you vote your proxy, your vote must be received by 11:59 p.m. Eastern Time on September 8, 2026 in order for your vote to be counted.

The Company decided to postpone the Special Meeting to allow for further time to solicit proxies from the Company’s stockholders, provide stockholders with additional time to consider to proposals and vote in order to facilitate broader participation, and to allow the Company’s stockholders additional time to consider the amendment to the terms of the Milestone Events described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 1, 2026.

At the Reconvened Special Meeting, stockholders will be deemed to be present in person and vote at such adjourned meeting in the same manner as disclosed in the Definitive Proxy Statement on Schedule 14A for the Annual Meeting, as supplemented, filed by the Company with the U.S. Securities and Exchange Commission (“SEC”) on August 13, 2026. Valid proxies submitted prior to the Special Meeting will continue to be valid for the Reconvened Special Meeting, unless properly changed or revoked prior to votes being taken at the Reconvened Special Meeting.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHUTTLE PHARMACEUTICALS HOLDINGS, INC.
Dated: September 2, 2026
	By:	/s/ Chris Cooper
	Name:	Chris Cooper
	Title:	Co-Chief Executive Officer

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2026

SHUTTLE PHARMACEUTICALS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41488	82-5089826
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Professional Drive, Suite 260

Gaithersburg, MD 20879

(Address of principal executive offices) (Zip Code)

(240) 430-4212

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.00001 per share	SHPH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into A Material Definitive Agreement.

On August 31, 2026, Shuttle Pharmaceuticals Holdings, Inc. (the “Company”) and United Dogecoin Inc. (“United Dogecoin”), a wholly-owned subsidiary of the Company as a result of the consummation on May 6, 2026 of that certain transaction contemplated by the Agreement and Plan of Merger dated April 30, 2026 (the “Merger Agreement”), by and among the Company, United Dogecoin and Shuttle Merger Sub, Inc., entered into a First Amendment to Merger Agreement (the “Amendment”). The Amendment amends the definition of “Milestone Event” (as defined in the Merger Agreement) by reducing the number of Mining Rigs (as defined in the Merger Agreement) from 2,000 to 500. No other terms of the Merger Agreement were amended or modified by the Amendment, and only the threshold for satisfying the Milestone Event has been amended and not the maximum number of pre-funded warrants (or shares of common stock underlying pre-funded warrants) that would be issuable or issued as a result of satisfying the Milestone Event.

A copy of the Amendment is attached to this Current Report on Form 8-K as Exhibit 10.1, and is incorporated by reference herein.

The Company is seeking to effect similar amendments to the definition of “Milestone Event” (the “Parallel Amendments”) found in the Company’s:

●	Securities Purchase Agreement (the “Securities Purchase Agreement”), which it entered into on April 30, 2026 with certain accredited investors (the “Purchasers”), pursuant to which the Company issued (i) 1,910 shares of Series B-2 convertible preferred stock, par value $0.00001 per share and (ii) common stock purchase warrants (the “PIPE Financing”), which PIPE Financing closed on May 6, 2026; and

●	Second Amendment (the “Second Amendment”) to Asset Purchase Agreement dated as of November 20, 2025, which it entered into on April 30, 2026 with 1563868 B.C. Ltd., a Canadian limited corporation and the Company’s wholly owned subsidiary, 1542770 BC Ltd., a Canadian limited corporation, and ZhiTian (Andy) Zhang.

The Company is seeking requisite approval from the Purchasers to amend the Securities Purchase Agreement, and from the parties to the Second Amendment to amend the Second Amendment, to effect the Parallel Amendments.

Forward-Looking Statements

The information contained herein may contain statements that are not historical in nature but rather are based on management’s beliefs, assumptions, expectations, estimates and projections about the future. These statements may be “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, involving a degree of uncertainty and attendant risk. In the case of all forward-looking statements, actual outcomes and results may differ materially from what the statements predict or forecast, explicitly or by implication. Factors that could cause or contribute to such differences include, but are not limited to, the timing and success of the Company’s efforts to amend the Securities Purchase Agreement and the Second Amendment to effect the Parallel Amendments. The Company undertakes no obligation to revise or update these forward-looking statements to reflect the occurrence of unanticipated events.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	First Amendment to Merger Agreement, dated August 31, 2026
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHUTTLE PHARMACEUTICALS HOLDINGS, INC.
Dated: September 1, 2026
	By:	/s/ Chris Cooper
	Name:	Chris Cooper
	Title:	Co-Chief Executive Officer

Exhibit 10.1

FIRST AMENDMENT TO MERGER AGREEMENT

This First Amendment to Merger Agreement (this “Amendment”) is made and entered into as of August 31, 2026 (the “Effective Date”) by and between Shuttle Pharmaceutical Holdings, Inc. (“Acquiror”) and United Dogecoin Inc., on its own behalf (the “Company”) and as successor-in-interest to Shuttle Merger Sub Inc. (“Merger Sub”; Acquiror, the Company and Merger Sub are collectively referred to herein as the “Parties” and individually as a “Party”).

WHEREAS, the Parties entered into that certain Agreement and Plan of Merger, dated as of April 30, 2026 (the “Agreement”; capitalized terms used in this Amendment shall have the meanings indicated in the Agreement) pursuant to which Merger Sub was merged with and into the Company as a result of which the Company became a wholly-owned subsidiary of Acquiror; and

WHEREAS, the Parties desire to amend the Agreement to amend the Milestone Events provided for therein; and

WHEREAS, the Parties wish to modify the Agreement solely to the extent set forth herein, and otherwise to reaffirm all other terms, conditions, rights and obligations under the Agreement.

NOW, THEREFORE, in consideration of the mutual promises contained in this Amendment and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

1.	Amendment to Agreement. The definition of “Milestone Event” in Section 3.07b of the Agreement is hereby amended by deleting the number “2,000” from clause (i) of such definition and replacing it with the number “500”.

2.	Effect of Amendment. From and after the Effective Date, each reference in the Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import shall be deemed to refer to the Agreement as amended by this Amendment.

3.	Ratification. Each Party hereby acknowledges and agrees that, after giving effect to this Amendment, the Agreement remains in full force and effect and is the legal, valid and binding obligation of such Party, enforceable in accordance with its terms.

4.	No Other Modification. Except as specifically amended by the terms of this Amendment, this Amendment shall not constitute a waiver, amendment or modification of any provision of the Agreement and all other terms and conditions set forth in the Agreement shall remain in full force and effect.

5.	Miscellaneous. The provisions of Article X (other than Section 10.08) of the Agreement are hereby incorporated by reference into this Amendment, mutatis mutandis, as if fully set forth herein, and shall govern this Amendment.

6.	Entire Agreement. This Amendment, together with the Agreement and the Transaction Documents, contains the entire agreement and understanding of the parties hereto with respect to the subject matter contained therein and may not be contradicted by evidence of any alleged oral agreement.

7.	Further Assurances. Each party to this Amendment agrees to perform any further acts and execute and deliver any documents that may be reasonably necessary to carry out the provisions of this Amendment.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment to be effective for all purposes as of the date first above written.

SHUTTLE PHARMACEUTICALS HOLDINGS, INC.

By:	/s/ Christopher Cooper
Name:	Christopher Cooper
Title:	Co-Chief Executive Officer

UNITED DOGECOIN INC., on behalf of itself and Shuttle Merger Sub, Inc.

By:	/s/ Ryan Trasolini
Name:	Ryan Trasolini
Title:	Chief Executive Officer

[Signature Page to First Amendment to Merger Agreement]